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                                  EXHIBIT 8.1
                     PRINCIPAL SUBSIDIARIES AND ASSOCIATES
                              AT DECEMBER 31, 2003

                                                                           ISSUED
                                                                        SHARE CAPITAL
                                                                         (all being          PERCENTAGE
                                                                       ordinary shares        OF EQUITY
                                                     PLACE OF         and fully paid up     ATTRIBUTABLE
                                                  INCORPORATION/           except              TO THE               PRINCIPAL
              SUBSIDIARIES                          OPERATION         otherwise stated)         GROUP               ACTIVITIES
-----------------------------------------       -----------------     -----------------     ------------       -------------------
PROPERTY - HONG KONG
#     WHARF ESTATES LIMITED                             Hong Kong         2 HK$1 shares          100               Holding company

Harbour City
      Harbour City Estates Limited                      Hong Kong         2 HK$1 shares          100                      Property
      Wharf Realty Limited                              Hong Kong         2 HK$1 shares          100                      Property
*     Harbour Centre Development Limited                Hong Kong           315,000,000           67               Holding company
                                                                          HK$0.5 shares

Times Square
      Times Square Limited                              Hong Kong        2 HK$10 shares          100                      Property

Plaza Hollywood
      Charris Company Limited                           Hong Kong                10,000          100                      Property
                                                                            HK$1 shares
      Plaza Hollywood Management                        Hong Kong         2 HK$1 shares          100           Property management
        Limited

#     WHARF ESTATES                                     Hong Kong         2 HK$1 shares          100               Holding company
        DEVELOPMENT LIMITED

      Delta Realty Limited                              Hong Kong         2 HK$1 shares          100                      Property
      Feckenham Limited                                 Hong Kong        2 HK$10 shares          100                      Property
      Framenti Company Limited                          Hong Kong         2 HK$1 shares          100                      Property
      HKRT Peak Properties Limited                      Hong Kong             3,000,000          100                      Property
                                                                           HK$10 shares
      Hong Tai Yuen Limited                             Hong Kong               500,000          100                      Property
                                                                            HK$1 shares
      New Tech Centre Limited                           Hong Kong                10,000          100                      Property
                                                                            HK$1 shares
      Olinda Limited                                    Hong Kong        2 HK$10 shares          100                      Property
      Roville Company Limited                           Hong Kong         2 HK$1 shares          100                      Property
      Spring Wealth Investments                           British                   500          100               Holding company
        Limited                                    Virgin Islands           US$1 shares

#     WHARF CHINA LIMITED                          Cayman Islands           500,000,000          100               Holding company
                                                                            US$1 shares
      Wharf Estates China Limited                         British                   500          100               Holding company
                                                   Virgin Islands           US$1 shares
      Beijing Capital Times Square                   The People's         US$59,000,000           88                      Property
        Development Company                     Republic of China
        Limited
      Beijing Times Establishment                    The People's            US$200,000           75           Property management
        Property Management                     Republic of China
        Company Limited
      Shanghai Long Xing                             The People's         US$45,000,000          100                      Property
        Property Development                    Republic of China
        Company Limited
      Shanghai Times Square                          The People's            US$500,000          100           Property management
      Property Management (Shanghai)            Republic of China
        Company Limited
      Dalian Times Square                            The People's        RMB200,000,000           60                      Property
        Development                             Republic of China
        Company, Limited
      Han Long Development                           The People's          US$5,000,000          100                      Property
        (Wuhan) Company Limited                 Republic of China
      Long Qing Property Development                 The People's        RMB167,000,000          100                      Property
        (Chongqing) Company Limited             Republic of China
      Shanghai Jiu Zhou Property                     The People's         US$20,000,000           85                      Property
        Development Company Limited             Republic of China
      Shanghai Long Shen Real Estate                 The People's         US$22,330,000           55                      Property
        Development Company Limited             Republic of China


                              AT DECEMBER 31, 2003

                                                                    ISSUED
                                                                 SHARE CAPITAL
                                                                  (all being          PERCENTAGE
                                                                ordinary shares        OF EQUITY
                                              PLACE OF         and fully paid up     ATTRIBUTABLE
                                           INCORPORATION/            except             TO THE                   PRINCIPAL
           SUBSIDIARIES                       OPERATION        otherwise stated)         GROUP                  ACTIVITIES
-----------------------------------      -----------------     -----------------     ------------      -----------------------------
      Shanghai Wellington Garden              The People's         US$16,666,666          59                                Property
        Estate Development Company       Republic of China
        Limited
      Shanghai Wheelock Square                The People's         US$80,000,000          98                                Property
        Development Limited              Republic of China

Logistics
      Wharf Transport Investments                Hong Kong         2 HK$1 shares         100                         Holding company
        Limited
      The "Star" Ferry Company,                  Hong Kong             1,440,000         100                        Public transport
        Limited                                                      HK$5 shares
      Hong Kong Tramways, Limited                Hong Kong            21,937,500         100                        Public transport
                                                                     HK$5 shares
      Modern Terminals Limited                   Hong Kong                76,891          55                      Container terminal
                                                                 HK$1,000 shares
Hotels
      Wharf Hotel Investments               Cayman Islands           500,000,000         100                         Holding company
        Limited                                                      US$1 shares
      Marco Polo Hotels Management               Hong Kong        2 HK$10 shares         100                        Hotel management
        Limited
      The Hongkong Hotel Limited                 Hong Kong               100,000          67                      Hotel and property
                                                                     HK$1 shares
      The Marco Polo Hotel (Hong                 Hong Kong                 1,000         100                         Hotel operation
        Kong) Limited                                                HK$1 shares

      The Prince Hotel Limited                   Hong Kong         2 HK$1 shares         100                         Hotel operation

#     WHARF  COMMUNICATIONS                      Hong Kong             1,000,000         100                         Holding company
        LIMITED                                                     HK$10 shares

      COL Limited                                Hong Kong                40,000         100                       Computer services
                                                                   HK$500 shares
      Hong Kong Cable Enterprises                Hong Kong         2 HK$1 shares          67                    Advertising airtime,
        Limited                                                                                                programming licensing
                                                                                                       and channel carriage services
      Hong Kong Cable Television                 Hong Kong         1,000,000,000          67                 Pay television services
        Limited                                                      HK$1 shares
*     i-CABLE Communications                     Hong Kong         2,019,234,400          67                         Holding company
        Limited                                                      HK$1 shares
      i-CABLE  Network Limited                   Hong Kong       100 HK$1 shares          67              Network operation services
                                                                2HK$1 non-voting
                                                                 deferred shares
      i-CABLE Satellite Television               Hong Kong         2 HK$1 shares          67                 Non-domestic television
        Limited                                                                                             services and programming
                                                                                                              licensing

      i-CABLE WebServe Limited                   Hong Kong         2 HK$1 shares          67                 Internet and multimedia
                                                                                                              services
      Rediffusion Satellite                      Hong Kong                 1,000          67           Satellite television services
        Services Limited                                            HK$10 shares

      EC Telecom Limited                         Hong Kong         2 HK$1 shares         100                       Telecommunication
      Wharf T&T Limited                          Hong Kong           100,000,000         100                       Telecommunication
                                                                     HK$1 shares
INVESTMENT AND OTHERS

      Wharf Limited                              Hong Kong        2 HK$10 shares         100                     Management services
#     Fast Lane Investments Limited                British                   500         100                                 Finance
                                            Virgin Islands           US$1 shares
      Fortune Growth Investments                 Hong Kong          2HK$1 shares         100                                 Finance
        Limited
      Wharf Finance (BVI) Limited                  British                   500         100                                 Finance
                                            Virgin Islands           US$1 shares
#     Wharf International  Finance                  Cayman                   500         100                                 Finance
        Limited                                    Islands           US$1 shares
#     Wharf Hong Kong Limited                       Cayman           500,000,000         100                         Holding company
                                                   Islands           US$1 shares

                              AT DECEMBER 31, 2003

                                                                       PERCENTAGE
                                                                        OF EQUITY
                                        PLACE OF                       ATTRIBUTABLE
                                     INCORPORATION/        CLASS OF       TO THE           PRINCIPAL
           ASSOCIATES                  OPERATION            SHARES         GROUP           ACTIVITIES
---------------------------------    --------------        --------    ------------     ---------------
Property
       Diamond Hill Development             British        Ordinary         33          Holding company
         Holdings Limited            Virgin Islands
       Harriman Leasing Limited           Hong Kong        Ordinary         50            Leasing agent
       Hopfield Holdings Limited            British        Ordinary         33          Holding company
                                     Virgin Islands
       Salisburgh Company Limited         Hong Kong        Ordinary         33                 Property
       Kowloon Properties Company         Hong Kong        Ordinary         33                 Property
         Limited
City Super Limited                        Hong Kong        Ordinary         39                Retailing

All the subsidiaries listed above were, as at December 31, 2003, indirect subsidiaries of the Company expect where marked #.

The above list gives the principal subsidiaries and associates of the Group which, in the opinion of the Management, principally affect the profit and assets of the Group.

# Subsidiaries held directly

* Listed companies

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